Exhibit 10.3

                        TERMINATION AND RELEASE AGREEMENT


                  TERMINATION AND RELEASE AGREEMENT, dated as of December 20, 1996 (this "Agreement"), among Unilab Corporation (the "Borrower"), a Delaware corporation, the financial institutions listed on the signature pages hereto (the "Lenders") and Banque Paribas, as the agent (the "Agent") and the collateral agent (the "Collateral Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :


                  WHEREAS, the Borrower, the Lenders listed on the signature pages thereto and the Agent are parties to a Credit Agreement, dated as of March 14, 1996 (as modified, supplemented and amended to the date hereof, the "Credit Agreement") pursuant to which certain loans were available and certain letters of credit were issued to the Borrower;

                  WHEREAS, in connection with the Credit Agreement, the Borrower entered into the Security Agreement, dated as of March 14, 1996 (as modified, supplemented and amended to the date hereof, the "Security Agreement") in favor of and for the benefit of, inter alia, the Collateral Agent;

                  WHEREAS, (a) no loans were made pursuant to the Credit Agreement and the Borrower has paid all accrued and unpaid fees and all other amounts owing under the Credit Agreement and (b) all Commitments under the Credit Agreement are being terminated hereunder;

                  WHEREAS, in connection with the payments and termination of Commitments referred to in the immediately preceding paragraph, the Borrower has requested Banque Paribas, as Agent and as Collateral Agent, to enter into this Agreement, and Banque Paribas in each such capacity has agreed to enter into this Agreement;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Repayment and Termination of Commitments. The Agent hereby acknowledges receipt of $27,582.76 (DOLLARS) in full payment of all amounts due and owing to the Agent and/or the Lenders under the Credit Agreement, the Notes issued pursuant thereto and all related documents and termination of all the Commitments under the Credit Agreement. Notwithstanding anything to the contrary contained in the preceding sentence, all indemnity and expense obligations contained in the Credit Agreement shall survive the termination of the Credit Agreement to the extent provided therein.

                  2. Release of Liens. (a) The Security Agreement is hereby terminated and the Collateral Agent hereby (i) releases, assigns, transfers and delivers to the Borrower without recourse and without representation or warranty, all of the Collateral (as defined in the Security Agreement) and (ii) delivers UCC-3 termination statements to be filed in the jurisdictions set forth on Schedule A hereto. Notwithstanding anything to the contrary contained in the preceding sentence, all indemnity and expense obligations contained in the Security Agreement shall survive the termination of the Security Agreement and the release of the security interests created thereunder if, and to the extent, set forth therein.

                  3. Further Assurances. From time to time, upon request by the Borrower, the Agent shall, without further consideration other than reimbursement for any reasonable and necessary costs and expenses, execute, deliver and acknowledge all such further documents, agreements, certificates and instruments and do such further acts (together with all such acts regarding such further documents, "Further Acts") as the Borrower may reasonably require to more effectively evidence or effectuate the transactions contemplated by this Agreement, including, but not limited to, the termination of the Credit Agreement, the release and termination of the Security Agreement and the release and discharge of all security interests and all other rights and interests that the Agent, the Collateral Agent, the Issuing Bank or the Lenders has or may have had in the Collateral (as defined in the Security Agreement), unless such requested Further Act (i) would expose the Agent or an officer of the Agent to personal liability or (ii) would be contrary to applicable law.

                  4. Miscellaneous. This Agreement may not be amended, modified or waived except in a writing signed by the party against whom enforcement of such amendment, modification or waiver is sought. THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

                  5. Effectiveness. This Agreement shall become effective when
(i) all parties hereto shall have executed and delivered a counterpart hereof (including by way of facsimile transmission) and (ii) the Borrower shall have paid all amounts due and owing to White & Case for fees and disbursements under the Credit Agreement.

                  IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of the day and year first above written.



                                         UNILAB CORPORATION


                                         By_____________________________________
                                           Title:


                                         BANQUE PARIBAS,
                                         as Agent and Collateral Agent


                                         By_____________________________________
                                           Title:


                                         By_____________________________________
                                           Title:

                                                                      SCHEDULE A
                                                                      ----------


================================================================================
                           Index of UCC-3 Terminations
                              Banque Paribas/Unilab
                                  1104101-0054
________________________________________________________________________________

   DEBTOR                                   JURISDICTION
____________________________________  __________________________________________
Unilab Corp.                          Alameda Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Butte Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Contra Costa Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Fresno Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Imperial Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Kern Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Kings Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Kitsap Co., WA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Los Angeles Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Marin Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Mendecino Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Merced Co., CA
18448 Oxnard Street
Tarzana, CA  91356

____________________________________  __________________________________________
Unilab Corp.                          Mercer Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Monterey, Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Napa Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Placer Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Riverside Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Sacramento, CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          San Luis Obispo Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          San Bernadino, CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          San Joaquin Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          San Francisco Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          San Diego Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          San Mateo Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Santa Barbara Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Santa Clara Co., CA
18448 Oxnard Street
Tarzana, CA  91356

____________________________________  __________________________________________

Unilab Corp.                          Santa Cruz Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Sec. of State, NV
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Sec. of State, CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Sec. of State, WA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Sec. of State, NJ
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Sec. of State, DE
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Shasta Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Solano Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Sonoma Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Stanislaus Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Tulare Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Ventura Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________
Unilab Corp.                          Washoe Co., NV
18448 Oxnard Street
Tarzana, CA  91356

____________________________________  __________________________________________
Unilab Corp.                          Yolo Co., CA
18448 Oxnard Street
Tarzana, CA  91356
____________________________________  __________________________________________